EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                 SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002;
                           ANNUAL REPORT ON FORM 10-K
                      FOR THE YEAR ENDED DECEMBER 31, 2003


Each of the undersigned hereby certifies in his capacity as an officer of SafeGuard Health Enterprises, Inc. (the "Company"), that the Annual Report of the Company on Form 10-K for the period ended December 31, 2003 (the "Report") fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934 and that the information contained in the Report fairly presents, in all material respects, the financial condition of the Company at the end of such period and the results of operations of the Company for such period.

Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, this certification has been signed by the undersigned in the City of Aliso Viejo, State of California, on the 12th day of April 2004.


          SAFEGUARD HEALTH ENTERPRISES, INC.


          By:  /s/ James E. Buncher
               --------------------
               James E. Buncher
               President and Chief Executive Officer
               (Principal Executive Officer)

          By:  /s/ Dennis L. Gates
               -------------------
               Dennis L. Gates
               Senior Vice President and Chief Financial Officer
               (Chief Accounting Officer)


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